Exhibit 10.1

SETTLEMENT AND RELEASE AGREEMENT

THIS SETTLEMENT AND RELEASE AGREEMENT (together with the exhibits hereto, the “Settlement Agreement”) is made and entered into on the July 27, 2010 by and between Health Discovery Corporation (“HDC”) and Prime Mover Capital Partners, LP (the “Investor”) (HDC and Investor are collectively referred to herein as the “Parties”).

W I T N E S S E T H:

WHEREAS, Investor has through various letters and contentions, made directly and through counsel, asserted certain claims and potential claims against HDC, including, without limitation claims related to that certain Securities Purchase Agreement dated August 15, 2007 by and between HDC and the investors listed therein (including Investor) (as amended (the “Purchase Agreement”); and

WHEREAS, although HDC denies the claims made by Investor, the parties have heretofore engaged in substantial negotiations regarding the settlement of Investor’s potential claims and now wish to document the terms of the agreed settlement.

NOW, THEREFORE, for and in consideration of the promises, covenants, warranties and agreements set forth herein, and other good and valuable consideration, the Parties, intending to be legally bound, hereby covenant and agree as follows:

1.           Cash Payment to Investor.  Immediately upon execution of this Settlement Agreement, HDC shall  pay to Investor the sum of $1,280,000.  Of this amount,  (a) $145,625 shall be paid in immediately available funds to the account of Wilson Sonsini Goodrich & Rosati, PC, counsel to Investor, and (b) the remainder shall be paid as a credit against the exercise price of the Existing Warrants, pursuant to the provisions of Section 2.

2.           Warrant Exercise.  Immediately upon execution of this Settlement Agreement, Investor shall exercise (and by execution of this Settlement Agreement shall be deemed to have exercised) in full warrants to purchase 6,875,000 shares of HDC common stock  upon such terms as are set forth in the warrants (such exercise thereby exhausting the remaining face amount of the warrants and making any purported exercise of same said warrants at any future time invalid), including the immediate payment of $1,134,375, representing the aggregate exercise price therefor, which were granted by HDC to Investor in connection with the transactions contemplated by the Purchase Agreement (the “Existing Warrants”).  The shares of HDC common stock received upon the exercise of the Existing Warrants are hereinafter known as “Warrant Shares.”  In connection with the exercise of the Existing Warrants, Investor shall within five business days surrender the Existing Warrants to HDC and HDC shall deliver the Warrant Shares electronically to Investor, within five Business Days of the date of this Settlement Agreement.

3.           Grant of Additional Warrants.  Immediately upon execution of this Settlement Agreement, HDC shall issue a new warrant to Investor to purchase 6,875,000 shares of HDC common stock with an exercise price of $0.17 per share and an exercise period of 24 months from the date of this Settlement Agreement (the “Settlement Warrant”), in the form attached hereto as Exhibit A.   HDC shall deliver the Settlement Warrant to Investor within five Business Days of the date of this Settlement Agreement.  Upon the exercise of the Settlement Warrant, or any portion thereof, if the underlying shares of HDC common stock are subject to an effective registration statement under the Securities Act of 1933 or if the underlying shares of common stock are saleable under Rule 144 issued pursuant to the Securities Act of 1933, HDC shall deliver the underlying shares of common stock electronically in the name of Investor through the DTC.

4.           Registration Rights.  The Parties acknowledge that HDC is presently obligated to file a registration statement (the “ Registration Statement’) under the Securities Act of 1933, as amended (the “Securities Act”), for another shareholder of HDC.  Subject to the Investor’s prompt provision to HDC of all information requested by HDC for inclusion in the Registration Statement as provided below, HDC shall include all of the shares of common stock underlying the Settlement Warrant in the Registration Statement (and any related qualification under blue sky laws or other compliance), and shall file the Registration Statement with the United States Securities and Exchange Commission (the “SEC”) under the Securities Act no later than 120 days following the execution of this Settlement Agreement.  Investor shall promptly provide HDC with all information requested by HDC for inclusion in the Registration Statement.  HDC shall use its commercially reasonable efforts (a) to cause the Registration Statement to be declared effective by the SEC under the Securities Act of 1933 and (b) to maintain the effectiveness of the Registration Statement until such time as the registration rights under this Section 4 expire  (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act).  The registration rights granted under this Section 4 shall expire as soon as the shares of common stock underlying the Settlement Warrant are saleable under the provisions of Rule 144(k) promulgated pursuant to the Securities Act of 1933.  All expenses incurred in connection with registrations pursuant to this Section 4 shall be borne by HDC; provided, however that HDC shall not be required to reimburse Investor for any expenses incurred by Investor in making requests and providing information under this Section 4, including, without limitation, any attorney’s fees and expenses, nor shall HDC be required to reimburse Investor for any underwriting discounts and commissions, brokerage commissions or transfer taxes.

5.           Conversion of Existing Shares into DTC Book-Entry Format.  HDC shall cause its transfer agent to convert all paper shares of HDC’s common stock currently owned by Investor (as reflected in Exhibit C) into electronic shares (such conversion to be at a 1:1 ratio).  Investor shall provide to HDC or its transfer agent such stock certificates and other information as HDC or the transfer agent may reasonably request to effect such conversion and recordation.

6.           Investor’s General Release and Covenant Not to Sue.  For itself and its successors, assigns, agents, managers, managing members, partners (including limited partners, but solely in their role as limited partners of Investor), officers, directors and representatives, Investor hereby releases HDC and all of its predecessors, successors, assigns, affiliates, subsidiaries, parents, current and former directors, employees, agents, accountants, attorneys, and other representatives of any kind, including without limitation the persons listed on Exhibit B attached hereto (all such persons or entities, including without limitation those listed on Exhibit B, referred to as the “HDC Released Parties”) from and as to any and all liability, claims, actions, causes of action, suits, and demands, whether in law or in equity, whether known to Investor or unknown, whether ex contractu or ex delicto, for damages of every kind, character or description, costs, expenses, compensation, consequential damages, attorney’s fees and expenses of litigation and any damages for fraud or misrepresentation, or any other thing whatsoever (including, without limitation, any claims arising out of or in any way pertaining to the letters drafted by Investor or its counsel, whether asserted by Investor under the Purchase Agreement, under any purchase agreement related to the shares of HDC’s Series B Preferred Stock or otherwise), from the beginning of time to the date of this Settlement Agreement (all such liabilities, claims, actions, causes of action, suits, and demands, whether in law or in equity, whether known or unknown, whether ex contractu or ex delicto, referred to as the “Investor Claims”).  Investor agrees that this release is to be construed in its broadest possible sense to release the HDC Released Parties from the Investor Claims.  In addition, Investor covenants not to sue any of the HDC Released Parties for any Investor Claims.  The Parties agree this general release and covenant not to sue does not relate to any potential non-performance by HDC under this Settlement Agreement or claims arising from conduct after the execution of this Settlement Agreement, unless otherwise barred by Section 8.

7.           HDC’s General Release and Covenant Not to Sue.  For itself and its successors, assigns, agents, principals, officers, directors and representatives, HDC hereby releases Investor and all of its predecessors, successors, assigns, affiliates, subsidiaries, parents, current and former directors, managers, managing members, partners (including limited partners in their respective roles as limited partners), officers and employees, agents, accountants, attorneys, and other representatives of any kind (all such persons or entities referred to as the “Investor Released Parties”) from and as to any and all liability, claims, actions, causes of action, suits, and demands, whether in law or in equity, whether known to HDC or unknown, whether ex contractu or ex delicto, for damages of every kind, character or description, costs, expenses, compensation, consequential damages, attorney’s fees and expenses of litigation and any damages for fraud or misrepresentation, or any other thing whatsoever, from the beginning of time to the date of this Settlement Agreement (all such liabilities, claims, actions, causes of action, suits, and demands, whether in law or in equity, whether known or unknown, whether ex contractu or ex delicto, referred to as the “HDC Claims”).  HDC agrees that this release is to be construed in its broadest possible sense to release the Investor Released Parties from the HDC Claims.  In addition, HDC, its directors and officers covenant not to sue any Investor Released Parties for any HDC Claims.  The Parties agree this general release and covenant not to sue does not relate to any potential non-performance by Investor under this Settlement Agreement or to claims arising from conduct after the execution of this Settlement Agreement.

8.           Waiver of Purchase Agreement Rights.  Effective as of the date of this Settlement Agreement, Investor, on behalf of itself and its successors, assigns, agents, managers, managing members, partners (including limited partners, but solely in their role as limited partners of Investor), officers, directors and representatives, hereby forever waives any rights that may inure to its benefit under the Purchase Agreement in any future period, including, without limitation, any rights under Sections 4.6, 4.8, 4.9, 4.10 and 4.12 of the Purchase Agreement.  Investor agrees that these waivers are to be construed in their broadest possible sense and Investor further covenants that it shall not assert any claims under the Purchase Agreement nor shall it sue HDC or any other person or entity, for any claim that purportedly arises under the Purchase Agreement, including those arising in the future.

9.           Standstill Agreement.  From the date this Settlement Agreement is executed until the fifth anniversary thereof, neither Investor nor any of its managers, managing members, officers, directors or representatives, shall (a) in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any assets or securities of HDC (including any beneficial ownership thereof), any rights or options to acquire any assets or securities of HDC (including any beneficial ownership thereof) or otherwise seek to acquire voting or economic rights in HDC securities (but not including the receipt of the Warrant Shares, the Settlement Warrant, or the common stock upon the exercise of the Settlement Warrant; voting or economic rights associated with the forgoing; and any rights to additional securities to which Investor may be entitled based on its ownership of the foregoing, whether by stock split, reverse stock split, stock dividend or otherwise); (b) except at the specific written request of HDC, acting through a vote of a majority of its board of directors, propose to enter into, directly or indirectly, any merger, tender offer, exchange offer, recapitalization or any other business combination involving HDC; (c) solicit any proxies or consents to vote any securities of HDC; (d) engage in short selling the common stock of HDC or otherwise enter into any agreement or arrangement with any person for the purposes of short selling the common stock of HDC; (e) otherwise act, alone or in concert with others, to seek materially to control or influence the management, board of directors, or policies of HDC; (f) voluntarily cooperate with any party seeking to articulate or assert claims against HDC, whether similar to the Investor Claims or otherwise unless such claims arise from conduct occurring after the date of this Agreement, do not arise from the Purchase Agreement and have not otherwise been waived or released by PMC under this Agreement (provided, however, that in the event Investor is involuntarily compelled to cooperate with a third party, Investor shall comply with the provisions of Section 12 of the Settlement Agreement by giving notice to HDC);  (g) disclose any intention, plan, or arrangement inconsistent with the foregoing; or (h) advise, assist, or encourage any other persons in connection with any of the foregoing.  Notwithstanding the foregoing, in the event Investor sells securities of HDC that it holds as of the date of execution of the Settlement Agreement (as reflected on Exhibit C) or sells the shares underlying the Existing Warrants, it shall not be precluded from acquiring securities of HDC up to the aggregate amount (in terms of shares) of those that it sold  (with any re-purchased shares then being deemed to be shares reflected on Exhibit C or underlying the Existing Warrants for purposes of this provision); provided that the number of shares available for repurchase under this sentence shall be adjusted to reflect any split, reverse split or other such adjustment in HDC’s common stock following the date of any such sale.

10.           Investor’s Current Ownership in HDC.  Investor represents and warrants that it, its principals and its affiliates beneficially own such securities of HDC as set forth on Exhibit C attached hereto.

11.           No Admission of Liability.  The execution of this Settlement Agreement by the Parties hereto and the performance of the obligations stated and contemplated hereby do not constitute an admission of any obligation or liability by any Party to any other Party, but represent only a desire by the Parties to buy their peace, to compromise and settle complex and contested issues and avoid the expense and uncertainty of litigation.  The Parties explicitly deny any and all liability with regard to all allegations and claims that are subject to this Settlement Agreement.

12.           Confidentiality.  The Parties and their counsel represent and agree that upon execution of this Settlement Agreement, they will keep the terms, amount, and facts of this Settlement Agreement, including any exhibits hereto, as well as any theories of recovery articulated in any of Investor’s letters or otherwise, completely confidential, and that they will not hereafter voluntarily disclose any information in any form, directly or indirectly, concerning this Settlement Agreement, to any person, entity, or governmental body.  The Parties agree that in response to any inquiries, they will state only that the claims have been resolved.  Notwithstanding the foregoing, nothing in this Settlement Agreement shall prohibit the Parties from disclosing such terms to their legal, financial or tax advisers, or as otherwise required by law (including, without limitation, HDC’s obligations to make public disclosures under the Securities Act, or the Securities Exchange Act of 1934, as amended,  and Investor’s disclosure to its limited partners, which shall be limited to the disclosure set forth in Exhibit D) or to enforce the terms of this Settlement Agreement.   In the event disclosure of the terms of this Settlement Agreement through production of documents or by testimony is the subject of a legal demand asserted with the authority and jurisdiction of a court or governmental entity, the Party receiving such demand in the form of a subpoena, court order, or other request sanctioned by law shall promptly notify the other Party of such demand by written notice to provide the other Party with an opportunity to quash or defend against any disclosure of any kind concerning this Settlement Agreement within the time prescribed by law.  In the event of any disclosure, all reasonable efforts will be used to provide only such information as is required.  Particular efforts shall be made to maintain the confidentiality of, or to avoid the public disclosure of, the identity of Investor.

13.           No Disparagement.  The Parties acknowledge and agree that they will not intentionally make any disparaging, libelous, slanderous or defamatory statements directly or indirectly in any form against the other Party and any of their employees, officers, executives, attorneys, affiliates, agents and representatives, and that they shall instruct their employees, officers, executives, attorneys, affiliates, agents and representatives not to make any such statements.

14.           Each Party Bears Own Costs.  Each Party shall bear its own respective costs relating to this settlement, including the costs of its respective attorneys.

15.           Advice of Attorneys; No Presumption Against Drafting Party.  The Parties hereto have entered into this Settlement Agreement freely, each upon the advice of attorneys of their own choosing.  Each Party acknowledges that it fully understands the terms of the Settlement Agreement.  The releases provided herein are given voluntarily and are not based upon any representations or statements of any kind by any Party, or representative of any Party, as to the merit, legal liability, or value of any claim or claims released herein, or any other matter relating thereto.  If an ambiguity or question of intent arises with respect to any provision or provisions of this Settlement Agreement, the Settlement Agreement will be construed as if drafted jointly by the Parties and no presumption of burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Settlement Agreement.

16.           No Waiver of Third-Party Claims.  Except for those persons as to whom HDC has provided a general release under Section 7 hereof, HDC is not waiving its rights, and this Settlement Agreement shall in no way bar or prohibit HDC from asserting claims, against any third-party relating to the Investor Claims or other allegations asserted by Investor, including, but not limited to, any claims by HDC against third-parties for indemnification, subrogation or contribution.

17.           Governing Law; Forum.  This Settlement Agreement shall be deemed an agreement made and to be performed in the State of Georgia and shall be construed in accordance with the laws of the State of Georgia, without regard to conflict of laws provisions. The Parties consent to the exclusive jurisdiction and venue of the United States District Court for the Northern District of Georgia (provided that if jurisdiction is not proper in federal court, the parties consent to the exclusive jurisdiction and venue of the superior and state courts sitting within Fulton County, Georgia), with respect to any and all disputes arising hereunder and with respect to the enforcement of this Settlement Agreement.  The Parties hereby waive any objection that the forum is inconvenient.

18.           Remedies.  The Parties agree damages would not be an adequate remedy if one Party does not take the actions required under this Settlement Agreement and each Party agrees the other shall be entitled to seek equitable relief from the United States District Court for the Northern District of Georgia (provided that if jurisdiction is not proper in federal court, the parties consent to the exclusive jurisdiction and venue of the superior and state courts sitting within Fulton County, Georgia).  Furthermore, each Party agrees that it will reimburse the other Party for the other Party’s reasonable legal costs and expenses actually incurred by the other Party related to any breach by the first Party of this Settlement Agreement upon a final judicial determination that such first Party breached this Settlement Agreement.

19.           Multiple Counterparts.  This Settlement Agreement may be executed in multiple original counterparts, each of which will be deemed an original and together shall constitute one document.  In addition, the Parties agree that facsimile signatures shall be acceptable to evidence the Parties’ assent to this Settlement Agreement.

20.           Entire Understanding.  This Settlement Agreement, along with the agreements, instruments and schedules attached as exhibits hereto (including the Settlement Warrant), contains the entire understanding and agreement by and between the Parties hereto and is intended to settle all claims and disputes related to or arising out of the matters in the Investor Claims and HDC Claims.  This Settlement Agreement, including the exhibits, supersedes any prior understandings or agreements, whether oral or written, and none of the Parties is relying on any promises, representations, communications, statements, assertions, declarations, omissions, agreements, arrangements or understandings, oral or written, that are not fully expressed herein.  Additionally, the consideration recited herein is the full, complete and entire consideration for this Settlement Agreement, and there is no further consideration to be paid or exchanged by any Party to any other Party other than as recited herein.

21.           No Transfer of Claims; Capacity.  Each of the Parties to this Settlement Agreement hereby represents and warrants that it has not assigned or otherwise transferred to any other person (including, without limitation, the limited partners of Investor in their capacity as limited partners thereto) any interest in the claims, demands, obligations, or causes of action released herein and that such Party has the authority and the proper approval to execute this Settlement Agreement and that the undersigned representative of each Party is acting within the scope of his authority to enter into and execute this Settlement Agreement.

22.           Successors and Assigns.  This instrument shall be binding upon each of the Parties, their successors, representatives, officers, directors, agents, employees and assigns.

23.           Notices.  For purposes of this provision, “Business Day” shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Georgia.  Any notice required to be provided pursuant to this Settlement Agreement shall be in writing and shall be deemed given (a) if by hand delivery, upon receipt thereof, (b) if mailed, three Business Days after deposit in the U.S. mails, postage prepaid, registered or certified mail, return receipt requested, (c) if sent by nationally recognized overnight courier, one Business Day after deposit therewith or (d) if faxed, upon completion of the facsimile transmission, as verified by a printout showing satisfactory transmission, except that should a facsimile be sent on a non-Business Day or after 5:00 pm on a Business Day, receipt shall be deemed to occur on the next Business Day.  Any party giving notice shall send courtesy copies of such notice by email (with any applicable forms attached thereto).  All notices shall be addressed to the Parties at the respective addresses indicated below:

If to HDC:
Health Discovery Corporation
2 East Bryan Street, Suite #601
Savannah, Georgia 31401
Attn:  Steven Barnhill
Facsimile:  (912) 443-1989
Email:  sbarnhill@healthdiscoverycorp.com

with a copy (which shall not constitute notice) to:

Nelson Mullins Riley & Scarborough, LLP
201 17th Street NW
Suite 1700
Atlanta, GA 30363
Attn: Jeffrey A. Allred
Facsimile:  (404) 322-6050
Email:  jeff.allred@nelsonmullins.com

If to the Investor:
Prime Mover Capital Partners, LP
Attn:  Peter Belton
767 Third Avenue
16th Floor
New York, New York 10017
Facsimile:  (212)-202-6336
Email:  patrickb@primemovercapital.com and peterb@primemovercapital.com with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, PC
1301 Avenue of the Americas
40th Floor
New York, New York 10019-6022
Attn: Michael S. Winograd
Facsimile:  (212) 999-5899
Email:  mwinograd@wsgr.com

Each Party shall promptly notify the other Party of any address change.

[Signatures appear on the following page.]

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IN WITNESS WHEREOF, the Parties hereto have caused this Settlement Agreement to be executed as of the date and year first set forth above.

HEALTH DISCOVERY CORPORATION

By:	/s/ STEPHEN D. BARNHILL

Print:	STEPHEN D. BARNHILL, MD.

Title:	CHAIRMAN & CEO

PRIME MOVER CAPITAL PARTNERS, LP

By:

Print:

Title:

IN WITNESS WHEREOF, the Parties hereto have caused this Settlement Agreement to be executed as of the date and year first set forth above.

HEALTH DISCOVERY CORPORATION

By:

Print:

Title:

PRIME MOVER CAPITAL PARTNERS, LP

By:	/s/ Patrick J. Belton

Print:	Patrick J. Belton

Title:	Chief Operating Officer, Prime Mover Capital LLC, (G. P. of Prime Mover Capital Partners, LP)

EXHIBIT A

FORM OF SETTLEMENT WARRANT

(See attached.)

EXHIBIT B

SPECIFICALLY RELEASED PARTIES

Bryan Cave, LLP
Michael Todd Wade
Amanda Norcross
Nelson Mullins Riley & Scarborough, LLP
Jeffrey A. Allred
R. Scott Tobin
Steven Barnhill
Hancock Askew & Co.

EXHIBIT C

INVESTOR OWNERSHIP OF HDC

Investor, its principals and affiliates own 3,338,606 shares of HDC common stock, has rights to acquire 6,875,000 shares of HDC common stock  under the warrants referred to in Section 2 and owns no shares of HDC preferred stock.

EXHIBIT D

INVESTOR DISCLOSURE TO LIMITED PARTNERS

Investor’s disclosure to its limited partners shall be limited to a statement conveying that: (i) Investor and HDC have entered into a settlement agreement regarding the Purchase Agreement and (ii) the terms of the settlement are confidential and cannot be disclosed to the limited partners.  Nothing herein shall prevent Investor from providing customary account or other financial statements to its investors.

EXHIBIT B
 HDC Warrant #10-XXX

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

July 27, 2010
6,875,000 shares		Warrant No. 10-XXX

HEALTH DISCOVERY CORPORATION
STOCK PURCHASE WARRANT

          THIS IS TO CERTIFY THAT Prime Mover Capital Partners, LP (the “Holder”), or its permitted assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from HEALTH DISCOVERY CORPORATION, a Georgia corporation (the “Company”) (the Company and the Holder are hereinafter referred to collectively as the “Parties” and individually as a “Party”), 6,875,000 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein) at a purchase price of $0.17 per share (as adjusted as provided herein, the “Current Warrant Price”), on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.        DEFINITIONS

          As used in this Warrant, the following terms have the respective meanings set forth below:

          “Business Day” shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          “Commission” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          “Common Stock” shall mean (except where the context otherwise indicates) the common stock, no par value, of the Company as constituted on the Effective Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.4) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.4.

          “Current Market Price” shall mean, in respect of any share of Common Stock on any date herein specified (i) the average of the last reported closing bid and asked prices on such day on the Over-the-Counter Bulletin Board (“OTCBB”), (ii) if not listed on the OTCBB, the closing sales price on such day on the principal stock exchange or quotation system on which such Common Stock is listed or admitted to trading, (iii) if no sale takes place on such day on the OTCBB or any such exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, or the closing sales price on such day on any such exchange or quotation system on which the Common Stock is listed or admitted for trading, or (iv) if the Common Stock is not listed or admitted for trading on in the over-the-counter market or any exchange, then as reasonably determined by the Board of Directors of the Company.

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EXHIBIT B
HDC Warrant #10-XXX

          “Effective Data” shall mean July 27, 2010.

          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          “Exercise Period” shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

          “Expiration Date” shall mean July 27, 2012.

          “Original Face Amount” shall mean the number of Warrant Shares (as adjusted from time to time pursuant to Section 4) subject to this Warrant on the original issue date.

          “Outstanding” shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof.

          “Person” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          “Trading Day(s)” shall mean any day on which the primary market on which such shares of Common Stock are listed is open for trading.

          “Warrants” shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

          “Warrant Price” shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

          “Warrant Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant.

          “Warrant Stock” shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

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EXHIBIT B
HDC Warrant #10-XXX

2.        EXERCISE OF WARRANT

           2.1.           Manner of Exercise. (a) From and after the Effective Date and until 6:30 P.M., New York time, on the Expiration Date, the Holder may exercise this Warrant, for all or any part of the number of shares of Common Stock purchasable hereunder.

          (b) In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its office at 2 East Bryan Street, Suite #601, Savannah, GA 31401, or at the office or agency designated by the Company pursuant to Section 15, (i) a written notice of the Holder’s election to exercise this Warrant, (ii) a sum equal to the Current Warrant Price therefore in cash or by certified check or cashier’s check or by wire transfer to an account designed by the Company, and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, issue or cause to be issued and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided; provided, however, if such shares of Common Stock are saleable under Rule 144 issued pursuant to the Securities Act or if such shares of Common Stock are subject to an effective registration statement, then Company shall deliver such shares electronically in book-entry format through The Depository Trust Company. The stock certificate or certificates so delivered (or electronic shares in book entry format, if applicable) shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of the Holder or, subject to Section 8, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued (or shares shall be deemed to be issued electronically), and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by the Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid (such date, the “Date of Exercise”). Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant. If the Company fails to deliver to the Holder the required Warrant Stock in accordance with and pursuant to this Section by the fifth Trading Day after the Date of Exercise, then the Holder will have the right, in addition to pursuing appropriate legal and equitable remedies in a court of competant jurisdiction (whereupon the prevailing party shall be entitled to reimbursement by the other party of reasonable attorneys fees and costs), to rescind such exercise.

          Upon the exercise of any part of the Warrant, but not the whole Warrant, the Company shall, within five Business Days of the exercise, (i) deliver a new Warrant to the Holder evidencing the portion of this Warrant not exercised, and (ii) cancel this Warrant. Such new Warrant shall be substantively identical to this Warrant, except for the aforementioned denomination of underlying shares, the date on such Warrant, the tracking number of the Warrant, and such other changes as are immaterial in nature.

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EXHIBIT B
HDC Warrant #10-XXX

         (c)  The Company’s obligations to issue and deliver Warrant Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Stock.

         (d) Payment of the Warrant Price shall be made at the option of the Holder by (i) wire transfer to an account designated by the Company, (ii) certified or official bank check, or (iii) any combination thereof, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by the Holder or by the Holder’s attorney duly authorized in writing.

          2.2.    Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Holder or its transferee shall pay any transfer tax due and payable in respect of a transfer of this Warrant or the Warrant Stock to a party other than the Holder.

          2.3.    Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon the exercise of this Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of (x) the Current Market Price per share of Common Stock on the Date of Exercise, so long as there continues to be a public market for the Common Stock, or (y) in the event there is no public market for the Common Stock, the fair market value thereof as reasonably determined by the Board of Directors of the Company.

3.       TRANSFER: DIVISION AND COMBINATION

          3.1.    Transfer. Subject to compliance with Sections 8 and 10, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company specified in Section 2.1 or the office or agency designated by the Company pursuant to Section 15, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney. Upon such surrender, the Company shall, subject to Section 8, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Such new Warrants shall be substantively identical to this Warrant, except for the aforementioned denomination of underlying shares, the date on such Warrant, the tracking number of the Warrant, the relevant holder’s name and such other changes as are immaterial in nature. A Warrant, if properly assigned in compliance with Section 8, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued. Any such new Warrants shall be issued in five Business Days following surrender.

4

EXHIBIT B
HDC Warrant #10-XXX

          3.2.    Division and Combination. Subject to Section 8, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1 and with Section 8, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          3.3.    Expenses. The Company shall prepare, issue and deliver at its own expense the new Warrant or Warrants to be delivered under this Section 3.

          3.4.    Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

         The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

          4.1.    Capital Adjustments.

                  (a) The number of shares of Warrant Stock and the Current Warrant Price shall be deemed automatically adjusted equitably and proportionately to reflect any stock dividend, stock split, reverse stock dividend or reverse stock split, or any capital reorganization or recapitalization of the Company, or any similar event affecting the Common Stock.

                    (b) Pro Rata Distributions. If the Company, at any time prior to the Expiration Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Current Warrant Price shall be adjusted by multiplying the Current Warrant Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Current Market Price determined as of the record date mentioned above, and of which the numerator shall be such Current Market Price on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          4.2.    Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                    (a) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

5

EXHIBIT B
HDC Warrant #10-XXX

                    (b)     Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

                    (c)      When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          4.3.    Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation or other business entity (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation or other business entity (each a “Material Transaction”) and, pursuant to the terms of shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of such Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such Material Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such Material Transaction, at the Holder’s option and request, any successor to the Company or surviving entity shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4 and issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Other Property for the aggregate Current Market Price upon exercise thereof. For purposes of this Section 4.3, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants of other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.4 shall similarly apply to successive Material Transactions.

6

EXHIBIT B
HDC Warrant #10-XXX

5.          NOTICES TO WARRANT HOLDERS

            5.1.         Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief executive officer or chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.3) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 15.2. The Company shall keep at its office or agency designated pursuant to Section 11 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

            5.2.          Notice of Corporate Action. If at any time:

                         (a)     the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right;

                         (b)     there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

                         (c)      there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least ten (10) days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least ten (10) days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (B) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to the Holder and delivered in accordance with Section 15.2.

7

EXHIBIT B
HDC Warrant #10-XXX

6.	RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

           6.1.          Reservation of Shares. If Holder has notified the Company of its intention to exercise the Warrant in accordance with Section 2.1(b) and the Company does not have a sufficient number of shares available for issuance, (a) the Warrant shall not expire and Holder shall be permitted to exercise the Warrant as soon as sufficient shares are available for such exercise and (b) the Company shall use its best efforts to enable the Company to issue the Warrant Stock. All shares of Common Stock issued upon exercise of this Warrant and payment therefor in accordance with the terms of such Warrant shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

           6.2.          Authorization. Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

7.         TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

          In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of this Warrant.

8.         RESTRICTIONS ON TRANSFERABILITY

          The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered or qualified under the Securities Act or under the securities laws of any state, and the Holder will not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant or the Warrant Stock except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder. The Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may be subject to applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. The restrictions imposed by this Section 8 upon the exercise of this Warrant shall cease and terminate as to any particular shares of Warrant Stock (i) when such securities shall have been effectively registered and qualified under the Securities Act and all applicable state securities laws and disposed of in accordance with the registration statement covering such securities, or (ii) when, in the reasonable opinion of counsel for the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act and all applicable state securities laws. Notwithstanding and without limiting the foregoing, the Holder acknowledges that it will not transfer the this Warrant during the first year following the date hereof.

9.         SUPPLYING INFORMATION

          The Company shall cooperate with each Holder of a Warrant and each holder of Warrant Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of the Warrant or Warrant Stock.

8

EXHIBIT B
HDC Warrant #10-XXX

10.          LOSS OR MUTILATION

             Upon receipt by the Company from any Holder of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to the Company, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

11.          OFFICE OF COMPANY

             As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

12.          FILINGS

             So long as the Company has a class of equity securities registered pursuant to the Exchange Act, the Company will file on or before the required date all regular or periodic reports (pursuant to the Exchange Act) required to be filed with the Commission pursuant to the Exchange Act and will deliver to the Holder promptly upon their becoming available (unless such reports are available through the Commission’s EDGAR system) one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Exchange Act) and any registration statement or prospectus (pursuant to the Securities Act), filed by the Company with (a) the Commission or (b) any securities exchange on which shares of Common Stock are listed.

13.          NO RIGHTS AS STOCKHOLDERS; LIMITATIONS OF LIABILITY

             Except as otherwise provided herein, this Warrant shall not entitle the Holder to any rights as a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions or to receive notice of or attend meetings of stockholders or any other proceedings of the Company unless and to the extent exercised for shares of Common Stock in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to exercise its rights to purchase shares of Common Stock hereunder, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

14.         [Intentionally omitted.]

15.          MISCELLANEOUS

              15.1.     Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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EXHIBIT B
HDC Warrant #10-XXX

          15.2.     Notice Generally. Any notice required to be provided pursuant to this Warrant shall be in writing and shall be deemed given (a) if by hand delivery, upon receipt thereof, (b) if mailed, three Business Days after deposit in the U.S. mails, postage prepaid, registered or certified mail, return receipt requested, (c) if sent by nationally recognized overnight courier, one Business Day after deposit therewith or (d) if faxed, upon completion of transmission, as verified by a printout showing satisfactory transmission, except that should a facsimile be sent on a non-Business Day, receipt shall be deemed to occur on the next Business Day. All notices shall be addressed to the Parties at the respective addresses indicated below:

If to HDC:	Health Discovery Corporation
2 East Bryan Street, Suite #601
Savannah, Georgia 31401
Attn: Steve Barnhill
Facsimile: (912) 443-1989

If to the Investor:
Prime Mover Capital Partners, LP
Attn: Peter Belton
767 Third Avenue
16th Floor
New York, New York 10017
Facsimile: (212)-202-6336

Each Party shall promptly notify the other Party of any address change.

          15.3.     Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          15.4.     Successors and Assigns. Subject to the provisions of Sections 3.1 and 8, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 8 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

          15.5.     Amendment. This Warrant may be modified or amended or the provisions hereof waived only by the written consent of both the Company and the Holder.

          15.6      Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          15.7      Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

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EXHIBIT B
HDC Warrant #10-XXX

          15.8     Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each a “Proceeding”) shall be commenced exclusively in the state and federal courts sitting in Atlanta, Georgia. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Atlanta, Georgia for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby.

[Remainder of Page Left Blank]

11

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this ______ day of July, 2010.

HEALTH DISCOVERY CORPORATION

By:
Name:
Title:

EXHIBIT A

HEALTH DISCOVERY CORPORATION
SUBSCRIPTION FORM

To be executed upon exercise of Warrant

                           (1)         The undersigned registered owner of this Warrant irrevocably exercises this Warrant  for  the  purchase  of _______ Shares  of Common  Stock  of HEALTH  DISCOVERY CORPORATION, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that the shares be made available electronically, if applicable under the Warrant, in book-entry format in the name of _______________________________. for the benefit of ______________________. In the event that any one or more such shares are not able to be delivered electronically in book entry format, notice will be promptly provided to the undersigned, and a certificate or certificates will be issued for such shares in the name and address listed in Section 2 of this Subscription Form.

                           (2)        If and only to the extent and in the amount applicable pursuant to Section 1 of this Subscription Form, please issue a certificate or certificates representing said Warrant Shares hereby purchased (and any securities or other property issuable upon such exercise) in the name of and delivered to the undersigned or in such other name and with such address as is specified below:

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

HEALTH DISCOVERY CORPORATION
ASSIGNMENT FORM

          FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	No. of Shares of
Common Stock

and does hereby irrevocably constitute and appoint __________________________ attorney-in-fact to register such transfer on the books of HEALTH DISCOVERY CORPORATION, maintained for the purpose, with full power of substitution in the premises.

Dated:	Print Name:

Signature:

Witness:

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.